WESTCORE TRUST

Supplement Dated October 25, 2004 to the Westcore Equity and Bond Funds Prospectus dated September 28, 2004.

Effective November 1, 2004, this supplement is to be used with the prospectus dated September 28, 2004. This supplement together with the prospectus constitutes a current prospectus.

The following information is subsequent to the first full paragraph on page 73 in the section titled Investment Personnel.

Craig W. Juran, CFA, has been appointed Co-Portfolio Manager of Westcore Growth Fund effective November 1, 2004. Prior to joining Denver Investment Advisors in 2004, Mr. Juran worked for Invesco Funds Group, Inc. where he was an Equity Analyst and Associate Partner since 2002. From 1998 to 2002, Mr. Juran was a Product Manager for Invesco Funds Group, Inc. and from 1997 to 1998, he worked as a Communications/Financial Writer with Invesco. From 1994 to 1997, Mr. Juran worked for Lipper Analytical Services, Inc. as a Research Analyst and Manager. Mr. Juran has 10 years of total professional experience.

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